Exhibit 4.1

Prepared by:  /s/ ELIZABETH HENSEN

Elizabeth Hensen
Assistant General Counsel
Exelon Corporation
10 S. Dearborn,     49th floor SE
Chicago, IL 60603
(312) 394-3086
Return to:    Elizabeth Hensen
Assistant General Counsel
Exelon Corporation
10 S. Dearborn,     49th floor SE
Chicago, IL 60603
(312) 394-3086
Counterpart ______ of 30
PECO ENERGY COMPANY
TO
U.S. BANK NATIONAL ASSOCIATION, TRUSTEE
______________________

ONE HUNDRED AND SIXTEENTH SUPPLEMENTAL
INDENTURE DATED AS OF
SEPTEMBER 1, 2018
TO
FIRST AND REFUNDING MORTGAGE
OF
THE COUNTIES GAS AND ELECTRIC
COMPANY
TO
FIDELITY TRUST COMPANY, TRUSTEE
DATED MAY 1, 1923
__________________
3.900% SERIES DUE 2048
(Additional Issuance of Bonds of 3.900% Series due 2048)

PECO ENERGY COMPANY
TO
U.S. BANK NATIONAL ASSOCIATION, TRUSTEE
______________________

ONE HUNDRED AND SIXTEENTH SUPPLEMENTAL
INDENTURE DATED AS OF
SEPTEMBER 1, 2018

TO
FIRST AND REFUNDING MORTGAGE
OF
THE COUNTIES GAS AND ELECTRIC
COMPANY
TO
FIDELITY TRUST COMPANY, TRUSTEE
DATED MAY 1, 1923
__________________

3.900% SERIES DUE 2048
(Additional Issuance of Bonds of 3.900% Series due 2048)

THIS SUPPLEMENTAL INDENTURE dated as of September 1, 2018 by and between PECO ENERGY COMPANY, a corporation organized and existing under the laws of the Commonwealth of Pennsylvania (hereinafter called the Company), party of the first part, and U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America (hereinafter called the Trustee), as Trustee under the Mortgage hereinafter mentioned, party of the second part, Witnesseth that
WHEREAS, The Counties Gas and Electric Company (hereinafter called Counties Company), a Pennsylvania corporation and a predecessor to the Company, duly executed and delivered to Fidelity Trust Company, a Pennsylvania corporation to which the Trustee is successor, as Trustee, a certain indenture of mortgage and deed of trust dated May 1, 1923 (hereinafter called the Mortgage), to provide for the issue of, and to secure, its First and Refunding Mortgage Bonds, issuable in series and without limit as to principal amount except as provided in the Mortgage, the initial series of Bonds being designated the 6% Series of 1923, and the terms and provisions of other series of bonds secured by the Mortgage to be determined as provided in the Mortgage; and
WHEREAS, thereafter Counties Company, Philadelphia Suburban-Counties Gas and Electric Company (hereinafter called Suburban Company), and the Company, respectively, have from time to time executed and delivered indentures supplemental to the Mortgage, providing for the creation of additional series of bonds secured by the Mortgage and for amendment of certain of the terms and provisions of the Mortgage and of indentures supplemental thereto, or evidencing the succession of Suburban Company to Counties Company and of the Company to Suburban Company, such indentures supplemental to the Mortgage, the respective dates, parties thereto, and purposes thereof, being as follows:

Supplemental Indenture and Date	Parties	Providing for:
First September 1, 1926	Counties Company to Fidelity-Philadelphia Trust Company (Successor to Fidelity Trust Company)	Bonds of 5% Series of 1926
Second May 1, 1927	Suburban Company to Fidelity-Philadelphia Trust Company	Evidencing succession of Suburban Company to Counties Company
Third May 1, 1927	Suburban Company to Fidelity-Philadelphia Trust Company	Bonds of 4-1/2% Series due 1957; amendment of certain provisions of Mortgage
Fourth November 1, 1927	Suburban Company to Fidelity-Philadelphia Trust Company	Additional Bonds of 4-1/2% Series due 1957
Fifth January 31, 1931	Company to Fidelity-Philadelphia Trust Company	Evidencing succession of Company to Suburban Company
Sixth February 1, 1931	Company to Fidelity-Philadelphia Trust Company	Bonds of 4% Series due 1971
Seventh March 1, 1937	Company to Fidelity-Philadelphia Trust Company	Bonds of 3-1/2% Series due 1967; amendment of certain provisions of Mortgage
Eighth December 1, 1941	Company to Fidelity-Philadelphia Trust Company	Bonds of 2-3/4% Series due 1971; amendment of certain provisions of Mortgage
Ninth November 1, 1944	Company to Fidelity-Philadelphia Trust Company	Bonds of 2-3/4% Series due 1967 and 2-3/4% Series due 1974; amendment of certain provisions of Mortgage
Tenth December 1, 1946	Company to Fidelity-Philadelphia Trust Company	Bonds of 2-3/4% Series due 1981; amendment of certain provisions of Mortgage*
Eleventh February 1, 1948	Company to Fidelity-Philadelphia Trust Company	Bonds of 2-7/8% Series due 1978*

Supplemental Indenture and Date	Parties	Providing for:
Twelfth January 1, 1952	Company to Fidelity-Philadelphia Trust Company	Bonds of 3-1/4% Series due 1982*
Thirteenth May 1, 1953	Company to Fidelity-Philadelphia Trust Company	Bonds of 3-7/8% Series due 1983*
Fourteenth December 1, 1953	Company to Fidelity-Philadelphia Trust Company	Bonds of 3-1/8% Series due 1983*
Fifteenth April 1, 1955	Company to Fidelity-Philadelphia Trust Company	Bonds of 3-1/8% Series due 1985*
Sixteenth September 1, 1957	Company to Fidelity-Philadelphia Trust Company	Bonds of 4-5/8% Series due 1987; amendment of certain provisions of Mortgage*
Seventeenth May 1, 1958	Company to Fidelity-Philadelphia Trust Company	Bonds of 3-3/4% Series due 1988; amendment of certain provisions of Mortgage*
Eighteenth December 1, 1958	Company to Fidelity-Philadelphia Trust Company	Bonds of 4-3/8% Series due 1986*
Nineteenth October 1, 1959	Company to Fidelity-Philadelphia Trust Company	Bonds of 5% Series due 1989*
Twentieth May 1, 1964	Company to Fidelity-Philadelphia Trust Company	Bonds of 4-1/2% Series due 1994*
Twenty-first October 15, 1966	Company to Fidelity-Philadelphia Trust Company	Bonds of 6% Series due 1968-1973*
Twenty-second June 1, 1967	Company to The Fidelity Bank (formerly Fidelity-Philadelphia Trust Company)	Bonds of 5-1/4 % Series due 1968-1973 and 5-3/4 % Series due 1977*
Twenty-third October 1, 1957	Company to The Fidelity Bank	Bonds of 6-1/8 % Series due 1997*
Twenty-fourth March 1, 1968	Company to The Fidelity Bank	Bonds of 6-1/2% Series due 1993; amendment of Article XIV of Mortgage*

Supplemental Indenture and Date	Parties	Providing for:
Twenty-fifth September 10, 1968	Company to The Fidelity Bank	Bonds of 1968 Series due 1969-1976*
Twenty-sixth August 15, 1969	Company to The Fidelity Bank	Bonds of 8% Series due 1975*
Twenty-seventh February 1, 1970	Company to The Fidelity Bank	Bonds of 9% Series due 1995*
Twenty-eighth May 1, 1970	Company to The Fidelity Bank	Bonds of 8-1/2% Series due 1976*
Twenty-ninth December 15, 1970	Company to The Fidelity Bank	Bonds of 7-3/4% Series due 2000*
Thirtieth August 1, 1971	Company to The Fidelity Bank	Bonds of 8-1/4% Series due 1996*
Thirty-first December 15, 1971	Company to The Fidelity Bank	Bonds of 7-3/8% Series due 2001; amendment of Article XI of Mortgage*
Thirty-second June 15, 1972	Company to The Fidelity Bank	Bonds of 7-1/2% Series due 1998*
Thirty-third January 15, 1973	Company to The Fidelity Bank	Bonds of 7-1/2% Series due 1999*
Thirty-fourth January 15, 1974	Company to The Fidelity Bank	Bonds of 8-1/2% Series due 2004
Thirty-fifth October 15, 1974	Company to The Fidelity Bank	Bonds of 11% Series due 1980*
Thirty-sixth April 15, 1975	Company to The Fidelity Bank	Bonds of 11-5/8% Series due 2000*
Thirty-seventh August 1, 1975	Company to The Fidelity Bank	Bonds of 11% Series due 2000*
Thirty-eighth March 1, 1976	Company to The Fidelity Bank	Bonds of 9-1/8% Series due 2006*
Thirty-ninth August 1, 1976	Company to The Fidelity Bank	Bonds of 9-5/8% Series due 2002*
Fortieth February 1, 1977	Company to The Fidelity Bank	Bonds of Pollution Control Series A and Pollution Control Series B*

Supplemental Indenture and Date	Parties	Providing for:
Forty-first March 15, 1977	Company to The Fidelity Bank	Bonds of 8-5/8% Series due 2007*
Forty-second July 15, 1977	Company to The Fidelity Bank	Bonds of 8-5/8% Series due 2003*
Forty-third March 15, 1978	Company to The Fidelity Bank	Bonds of 9-1/8% Series due 2008*
Forty-fourth October 15, 1979	Company to The Fidelity Bank	Bonds of 12-1/2% Series due 2005*
Forty-fifth October 15, 1980	Company to The Fidelity Bank	Bonds of 13-3/4% Series due 1992*
Forty-sixth March 1, 1981	Company to The Fidelity Bank	Bonds of 15-1/4% Series due 1996; amendment of Article VIII of Mortgage*
Forty-seventh March 1, 1981	Company to The Fidelity Bank	Bonds of 15% Series due 1996; amendment of Article VIII of Mortgage*
Forty-eighth July 1, 1981	Company to The Fidelity Bank	Bonds of 17-5/8% Series due 2011*
Forty-ninth September 15, 1981	Company to The Fidelity Bank	Bonds of 18-3/4% Series due 2009*
Fiftieth April 1, 1982	Company to The Fidelity Bank	Bonds of 18% Series due 2012*
Fifty-first October 1, 1982	Company to The Fidelity Bank	Bonds of 15-3/8% Series due 2010*
Fifty-second June 15, 1983	Company to The Fidelity Bank	Bonds of 13-3/8% Series due 2013*
Fifty-third November 15, 1984	Company to Fidelity Bank, National Association (formerly The Fidelity Bank)	Bonds of 13.05% Series due 1994; amendment of Article VIII of Mortgage*
Fifty-fourth December 1, 1984	Company to Fidelity Bank, National Association	Bonds of 14% Series due 1988-1994; amendment of Article VIII of Mortgage*
Fifty-fifth May 15, 1985	Company to Fidelity Bank, National Association	Bonds of Pollution Control Series C*

Supplemental Indenture and Date	Parties	Providing for:
Fifty-sixth October 1, 1985	Company to Fidelity Bank, National Association	Bonds of Pollution Control Series D*
Fifty-seventh November 15, 1985	Company to Fidelity Bank, National Association	Bonds of 10-7/8% Series due 1995*
Fifty-eight November 15, 1985	Company to Fidelity Bank, National Association	Bonds of 11-3/4% Series due 2014*
Fifty-ninth June 1, 1986	Company to Fidelity Bank, National Association	Bonds of Pollution Control Series E*
Sixtieth November 1, 1986	Company to Fidelity Bank, National Association	Bonds of 10-1/4% Series due 2016*
Sixty-first November 1, 1986	Company to Fidelity Bank, National Association	Bonds of 8-3/4% Series due 1994*
Sixty-second April 1, 1987	Company to Fidelity Bank, National Association	Bonds of 9-3/8% Series due 2017*
Sixty-third July 15, 1987	Company to Fidelity Bank, National Association	Bonds of 11% Series due 2016*
Sixty-fourth July 15, 1987	Company to Fidelity Bank, National Association	Bonds of 10% Series due 1997*
Sixty-fifth August 1, 1987	Company to Fidelity Bank, National Association	Bonds of 10-1/4% Series due 2007*
Sixty-sixth October 15, 1987	Company to Fidelity Bank, National Association	Bonds of 11% Series due 1997*
Sixty-seventh October 15, 1987	Company to Fidelity Bank, National Association	Bonds of 12-1/8% Series due 2016*
Sixty-eighth April 15, 1988	Company to Fidelity Bank, National Association	Bonds of 10% Series due 1998*
Sixty-ninth April 15, 1988	Company to Fidelity Bank, National Association	Bonds of 11% Series due 2018*
Seventieth June 15, 1989	Company to Fidelity Bank, National Association	Bonds of 10% Series due 2019*
Seventy-first October 1, 1989	Company to Fidelity Bank, National Association	Bonds of 9-7/8% Series due 2019*
Seventy-second October 1, 1989	Company to Fidelity Bank, National Association	Bonds of 9-1/4% Series due 1999*

Supplemental Indenture and Date	Parties	Providing for:
Seventy-third October 1, 1989	Company to Fidelity Bank, National Association	Medium-Term Note Series A*
Seventy-fourth October 15, 1990	Company to Fidelity Bank, National Association	Bonds of 10-1/2% Series due 2020*
Seventy-fifth October 15, 1990	Company to Fidelity Bank, National Association	Bonds of 10% Series due 2000*
Seventy-sixth April 1, 1991	Company to Fidelity Bank, National Association	Bonds of Pollution Control Series F and Pollution Control Series G*
Seventy-seventh December 1, 1991	Company to Fidelity Bank, National Association	Bonds of Pollution Control Series H*
Seventy-eighth January 15, 1992	Company to Fidelity Bank, National Association	Bonds of 7-1/2% 1992 Series due 1999*
Seventy-ninth April 1, 1992	Company to Fidelity Bank, National Association	Bonds of 8% Series due 2002*
Eightieth April 1, 1992	Company to Fidelity Bank, National Association	Bonds of 8-3/4% Series due 2022*
Eighty-first June 1, 1992	Company to Fidelity Bank, National Association	Bonds of Pollution Control Series I*
Eighty-second June 1, 1992	Company to Fidelity Bank, National Association	Bonds of 8-5/8% Series due 2022*
Eighty-third July 15, 1992	Company to Fidelity Bank, National Association	Bonds of 7-1/2% Series due 2002*
Eighty-fourth September 1, 1992	Company to Fidelity Bank, National Association	Bonds of 8-1/4% Series due 2022*
Eighty-fifth September 1, 1992	Company to Fidelity Bank, National Association	Bonds of 7-1/8% Series due 2002*
Eighty-sixth March 1, 1993	Company to Fidelity Bank, National Association	Bonds of 6-5/8% Series due 2003*
Eighty-Seventh March 1, 1993	Company to Fidelity Bank, National Association	Bonds of 7-3/4% Series due 2023*

Supplemental Indenture and Date	Parties	Providing for:
Eighty-eighth March 1, 1993	Company to Fidelity Bank, National Association	Bonds of Pollution Control Series J, Pollution Control Series K, Pollution Control Series L and Pollution Control Series M*
Eighty-ninth May 1, 1993	Company to Fidelity Bank, National Association	Bonds of 6-1/2% Series due 2003*
Ninetieth May 1, 1993	Company to Fidelity Bank, National Association	Bonds of 7-3/4% Series 2 due 2023*
Ninety-first August 15, 1993	Company to First Fidelity Bank, N.A., Pennsylvania	Bonds of 7-1/8% Series due 2023*
Ninety-second August 15, 1993	Company to First Fidelity Bank, N.A., Pennsylvania	Bonds of 6-3/8% Series due 2005*
Ninety-third August 15, 1993	Company to First Fidelity Bank, N.A., Pennsylvania	Bonds of 5-3/8% Series due 1998*
Ninety-fourth November 1, 1993	Company to First Fidelity Bank, N.A., Pennsylvania	Bonds of 7-1/4% Series due 2024*
Ninety-fifth November 1, 1993	Company to First Fidelity Bank, N.A., Pennsylvania	Bonds of 5-5/8% Series due 2001*
Ninety-sixth May 1, 1995	Company to First Fidelity Bank, N.A., Pennsylvania	Medium Term Note Series B*
Ninety-seventh October 15, 2001	Company to First Union National Bank (formerly First Fidelity Bank, N.A., Pennsylvania)	Bonds of 5.95% Series due 2011*
Ninety-eighth October 1, 2002	Company to Wachovia Bank, National Association	Bonds of 5.95% Series Due 2011*
Ninety-ninth September 15, 2002	Company to Wachovia Bank, National Association	Bonds of 4.75% Series Due 2012*
One Hundredth April 15, 2003	Company to Wachovia Bank, National Association	Bonds of 3.50% Series Due 2008*
One Hundred and First April 15, 2004	Company to Wachovia Bank, National Association	Bonds of 5.90% Series Due 2034*
One Hundred and Second September 15, 2006	Company to Wachovia Bank, National Association	Bonds of 5.95% Series Due 2036; amendment of certain provisions of Mortgage*

Supplemental Indenture and Date	Parties	Providing for:
One Hundred and Third March 15, 2007	Company to U.S. Bank National Association	Bonds of 5.70% Series Due 2037*
One Hundred and Fourth February 15, 2008	Company to U.S. Bank National Association	Bonds of 5.35% Series Due 2018*
One Hundred and Fifth February 15, 2008	Company to U.S. Bank National Association	Bonds of Pollution Control Series N*
One Hundred and Sixth September 15, 2008	Company to U.S. Bank National Association	Bonds of 5.60% Series Due 2013*
One Hundred and Seventh March 15, 2009	Company to U.S. Bank National Association	Bonds of 5.00% Series Due 2014*
One Hundred and Eighth September 1, 2012	Company to U.S. Bank National Association	Bonds of 2.375% Series Due 2022*
One Hundred and Ninth September 15, 2013	Company to U.S. Bank National Association	Bonds of 1.200% Series Due 2016*
One Hundred and Tenth September 15, 2013	Company to U.S. Bank National Association	Bonds of 4.800% Series Due 2043*
One Hundred and Eleventh September 1, 2014	Company to U.S. Bank National Association	Bonds of 4.150% Series Due 2044*
One Hundred and Twelfth September 15, 2015	Company to U.S. Bank National Association	Bonds of 3.15% Series Due 2025*
One Hundred and Thirteenth September 1, 2016	Company to U.S. Bank National Association	Bonds of 1.700% Series Due 2021*
One Hundred and Fourteenth September 1, 2017	Company to U.S. Bank National Association	Bonds of 3.700% Series Due 2047*
One Hundred and Fifteenth February 1, 2018	Company to U.S. Bank National Association	Bonds of 3.900% Series Due 2048*
*And amendment of certain provisions of the Ninth Supplemental Indenture.

WHEREAS, the respective principal amounts of the bonds of each series presently outstanding under the Mortgage and the several supplemental indentures above referred to, are as follows:

Series		Principal Amount
5.90%	Series due 2034	75,000,000
5.95%	Series due 2036	300,000,000
5.70%	Series due 2037	175,000,000
2.375%	Series due 2022	350,000,000
4.80%	Series due 2043	250,000,000
4.150%	Series due 2044	300,000,000
3.150%	Series due 2025	350,000,000
1.700%	Series due 2021	300,000,000
3.700%	Series due 2047	325,000,000
3.900%	Series due 2048	325,000,000
	Total	2,750,000,000

WHEREAS, the Company deems it advisable and has determined, pursuant to Article XI of the Mortgage,
(a)    to convey, pledge, transfer and assign to the Trustee and to subject specifically to the lien of the Mortgage additional property not therein or in any supplemental indenture specifically described but now owned by the Company and acquired by it by purchase or otherwise; and
(b)    to issue an additional Three Hundred Twenty-Five Million Dollars ($325,000,000) in aggregate amount of the 3.900% Series due 2048 under, and secured by, the Mortgage, to be designated PECO Energy Company First and Refunding Mortgage Bonds, 3.900% Series due 2048, (hereinafter sometimes called the “Additional Bonds of the 3.900% Series” or the “bonds of the 3.900% Series due 2048”); and for the above-mentioned purposes to execute, deliver and record this Supplemental Indenture;
WHEREAS, upon the issuance of the Additional Bonds of the 3.900% Series, the total outstanding aggregate principal amount of Bonds of 3.900% Series due 2048 shall be Six Hundred and Fifty Million Dollars ($650,000,000); and
WHEREAS, all acts and things necessary to make the Additional Bonds of the 3.900% Series, when duly executed by the Company and authenticated by the Trustee as provided in the Mortgage and indentures supplemental thereto, and issued by the Company, the valid, binding and legal obligations of the Company, and this Supplemental Indenture a valid and enforceable supplement to the Mortgage, have been done, performed and fulfilled and the execution and delivery hereof have been in all respects duly and lawfully authorized.
NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

That in order to secure the payment of the principal of and interest on all bonds issued and to be issued under the Mortgage and/or under any indenture supplemental thereto, according to their tenor and effect, and according to the terms of the Mortgage and of any indenture supplemental thereto, and to secure the performance of the covenants and obligations in the bonds and in the Mortgage and any indenture supplemental thereto respectively contained, and for the proper assuring, conveying, and confirming unto the Trustee, its successors in trust and its and their assigns forever, upon the trusts and for the purposes expressed in the Mortgage and in any indentures supplemental thereto, all and singular the estates, property and franchises of the Company thereby mortgaged or intended so to be, the Company, for and in consideration of the premises and of the sum of One Dollar ($1.00) in hand paid by the Trustee to the Company upon the execution and delivery of this Supplemental Indenture, receipt whereof is hereby acknowledged, and of other good and valuable consideration, has granted, bargained, sold, conveyed, released, confirmed, pledged, assigned, transferred and set over and by these presents does grant, bargain, sell, convey, release, confirm, pledge, assign, transfer, and set over to U.S. Bank National Association, as Trustee, and to its successors in trust and its and their assigns forever, all the following described property, real, personal and mixed of the Company, viz.:
All of the real property with any improvements thereon erected as may be owned by the Company and described in the Mortgage or in any indenture supplemental thereto as may heretofore have been executed, delivered and recorded, but excluding therefrom all real property heretofore released from the lien of the Mortgage. The purpose of restating such prior conveyances as security is to confirm that the obligations of the Company as provided in this Supplemental Indenture are included within the lien and security of the Mortgage, and that public record be made of such purpose and fact by the recording of this Supplemental Indenture.
Together with all gas works, electric works, plants, buildings, structures, improvements and machinery located upon such real estate or any portion thereof, and all rights, privileges and easements of every kind and nature appurtenant thereto, and all and singular the tenements, hereditaments and appurtenances belonging to the real estate or any part thereof hereinbefore described or referred to or intended so to be, or in any way appertaining thereto, and the reversions, remainders, rents, issues and profits thereof; also all the estate, right, title, interest, property, possession, claim and demand whatsoever, as well in law as in equity, of the Company, of, in and to the same and any and every part thereof, with the appurtenances.
Also all the Company’s electric transmission and distribution lines and systems, substations, transforming stations, structures, machinery, apparatus, appliances, devices and appurtenances.
Also all the Company’s gas transmission and distribution mains, pipes, pipe lines and systems, storage facilities, structures, machinery, apparatus, appliances, devices and appurtenances.
Also all plants, systems, works, improvements, buildings, structures, fixtures, appliances, engines, furnaces, boilers, machinery, retorts, tanks, condensers, pumps, gas tanks, holders, reservoirs, expansion tanks, gas mains and pipes, tunnels, service pipe, pipe lines, fittings, gates, valves, connections, gas and electric meters, generators, dynamos, fans, supplies, tools and implements, tracks, sidings, motor and other vehicles, all electric light lines, electric power lines, transmission lines, distribution lines, conduits, cables, stations, substations, and distributing systems, motors, conductors, converters, switchboards, shafting, belting, wires, mains, feeders, poles, towers, mast arms, brackets, pipes, lamps, insulators, house wiring connections and all instruments, appliances, apparatus, fixtures, fittings and equipment and all stores, repair parts, materials and supplies of every nature and kind whatsoever now or hereafter owned by the Company in connection with or appurtenant to its plants and systems for production, purchase, storage, transmission, distribution, utilization and sale of gas and its by‑products and residual products, and/or for the generation, production, purchase, storage, transmission, distribution, utilization and sale of electricity, or in connection with such business.
Also all the goodwill of the business of the Company, and all rights, claims, contracts, leases, patents, patent rights, and agreements, all accounts receivable, accounts, claims, demands, choses in action, books of account, cash assets, franchises, ordinances, rights, powers, easements, water rights, riparian rights, licenses, privileges, immunities, concessions and consents now or hereafter owned by the Company in connection with or appurtenant to its said business.
Also all the right, title and interest of the Company in and to all contracts for the purchase, sale or supply of gas, and its by‑products and residual products of electricity and electrical energy, now or hereafter entered into by the Company with the right on the part of the Trustee, upon the happening of an event of default as defined in the Mortgage as supplemented by any supplemental indenture, to require a specific assignment of any and all such contracts, whenever it shall request the Company to make the same.
Also all rents, tolls, earnings, profits, revenues, dividends and income arising or to arise from any property now owned, leased, operated or controlled or hereafter acquired, leased, operated or controlled by the Company and subject to the lien of the Mortgage and indentures supplemental thereto.
Also all the estate, right, title and interest of the Company, as lessee, in and to any and all demised premises under any and all agreements of lease now or at any time hereafter in force, insofar as the same may now or hereafter be assignable by the Company.
Also all other property, real, personal and mixed not hereinbefore specified or referred to, of every kind and nature whatsoever, now owned, or which may hereafter be owned by the Company (except shares of stock, bonds or other securities not now or hereafter specifically pledged under the Mortgage and indentures supplemental thereto or required to be pledged thereunder by the provisions of the Mortgage or any indenture supplemental thereto), together with all and singular the tenements, hereditaments and appurtenances thereunto belonging or in any way appertaining and the reversions, remainder or remainders, rents, issues and profits thereof; and also all the estate, right, title, interest, property, claim and demand whatsoever as well in law as in equity of the Company of, in and to the same and every part and parcel thereof.
It is the intention and it is hereby agreed that all property and the earnings and income thereof acquired by the Company after the date hereof shall be as fully embraced within the provisions hereof and subject to the lien hereby created for securing the payment of all bonds, together with the interest thereon, as if the property were now owned by the Company and were specifically described herein and conveyed hereby, provided nevertheless, that no shares of stock, bonds or other securities now or hereafter owned by the Company, shall be subject to the lien of the Mortgage and indentures supplemental thereto unless now or hereafter specifically pledged or required to be pledged thereunder by the provisions of the Mortgage or any indenture supplemental thereto.
TO HAVE AND TO HOLD, all and singular the property, rights, privileges and franchises hereby conveyed, transferred or pledged or intended so to be, including after‑acquired property, together with all and singular the reversions, remainders, rents, revenues, income, issues and profits, privileges and appurtenances, now or hereafter belonging or in any way appertaining thereto, unto the Trustee and its successors in the trust hereby created, and its and their assigns forever;
IN TRUST NEVERTHELESS, for the equal and pro rata benefit and security of each and every person or corporation who may be or become the holders of bonds secured by the Mortgage and indentures supplemental thereto, without preference, priority or distinction (except as provided in Section 1 of Article VIII of the Mortgage) as to lien or otherwise of any bond of any series over or from any other bond, so that (except as aforesaid) each and every of the bonds issued or to be issued, of whatsoever series, shall have the same right, lien, privilege under the Mortgage and indentures supplemental thereto and shall be equally secured thereby and hereby, with the same effect as if the bonds had all been made, issued and negotiated simultaneously on the date of the Mortgage.
AND THIS SUPPLEMENTAL INDENTURE FURTHER WITNESSETH:
It is hereby covenanted that all bonds secured by the Mortgage and indentures supplemental thereto with the coupons appertaining thereto, are issued to and accepted by each and every holder thereof, and that the property aforesaid and all other property subject to the lien of the Mortgage and indentures supplemental thereto is held by or hereby conveyed to the Trustee, under and subject to the trusts, conditions and limitations set forth in the Mortgage and indentures supplemental thereto and upon and subject to the further trusts, conditions and limitations hereinafter set forth, as follows, to wit:
ARTICLE I
ADDITIONAL BONDS OF THE 3.900% SERIES
The Additional Bonds of the 3.900% Series shall be designated as hereinabove specified for such designation, subject however, to the provisions of Section 2 of Article I of the Mortgage, as amended, and are issuable only as registered bonds without coupons, substantially in the form hereinbefore recited. Subject to the provisions of the Mortgage, the Additional Bonds of the 3.900% Series shall be issuable without limitation as to the aggregate principal amount thereof.

ARTICLE II.

ISSUE AND AUTHENTICATION OF
ADDITIONAL BONDS OF THE 3.900% SERIES
In addition to any bonds of any series which may from time to time be executed by the Company and authenticated and delivered by the Trustee upon compliance with the provisions of the Mortgage and/or of any indenture supplemental thereto, Additional Bonds of the 3.900% Series of an aggregate principal amount of $325,000,000 shall forthwith be executed by the Company and delivered to the Trustee, and the Trustee shall thereupon, whether or not this Supplemental Indenture shall have been recorded, authenticate and deliver said bonds to or upon the written order of the President, a Vice President, or the Treasurer of the Company, under the terms and provisions of paragraph (e) of Section 3 of Article II of the Mortgage, as amended.
ARTICLE III.

CONCERNING THE TRUSTEE
The Trustee hereby accepts the trust herein declared and provided and agrees to perform the same upon the terms and conditions set forth in the Mortgage, as amended and supplemented, and upon the following terms and conditions:
The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely.
ARTICLE IV.

MISCELLANEOUS
Section 1.    Unless otherwise clearly required by the context, the term “Trustee,” or any other equivalent term used in this Supplemental Indenture, shall be held and construed to mean the trustee under the Mortgage for the time being whether the original or a successor trustee.
Section 2.    The headings of the Articles of this Supplemental Indenture are inserted for convenience of reference only and are not to be taken to be any part of this Supplemental Indenture or to control or affect the meaning of the same.
Section 3.    Nothing expressed or mentioned in or to be implied from this Supplemental Indenture or in or from the Additional Bonds of the 3.900% Series is intended, or shall be construed, to give any person or corporation, other than the parties hereto and their respective successors, and the holders of bonds secured by the Mortgage and the indentures supplemental thereto, any legal or equitable right, remedy or claim under or in respect of such bonds or the Mortgage or any indenture supplemental thereto, or any covenant, condition or provision therein or in this Supplemental Indenture contained. All the covenants, conditions and provisions thereof and hereof are for the sole and exclusive benefit of the parties hereto and their successors and of the holders of bonds secured by the Mortgage and indentures supplemental thereto.
Section 4.    This Supplemental Indenture may be executed in several counterparts, each of which shall be an original and all collectively but one instrument.
Section 5.    This Supplemental Indenture is dated and shall be effective as of September 1, 2018, but was actually executed and delivered on September 4, 2018.

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IN WITNESS WHEREOF, the Assistant Treasurer of the party of the first part and the President or a Vice President of the party of the second part, under and by the authority vested in them, have hereto affixed their signatures and their Secretaries or Assistant Secretaries have duly attested the execution hereof the 4th day of September, 2018.

PECO ENERGY COMPANY

By_/s/ ELISABETH GRAHAM_______
Elisabeth Graham
Assistant Treasurer

Attest_/s/ ELIZABETH HENSEN____
Elizabeth Hensen
Assistant Secretary

U.S. BANK NATIONAL ASSOCIATION, Trustee

By_/s/ GEORGE J. RAYZIS_______
George J. Rayzis
Vice President

Attest_/s/ GREGORY P. GUIM_____
Authorized Officer

STATE OF ILLINOIS             :
                         : SS.
COUNTY OF COOK                 :

    On this, the 4th day of September, 2018, before me, a Notary Public in and for the State of Illinois, the undersigned officer, personally appeared Elisabeth Graham who acknowledged herself to be the Assistant Treasurer of PECO Energy Company, a Pennsylvania corporation, and that she as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by herself as such officer.
In witness whereof, I hereunto set my hand and official seal.

___/s/ MARIA D. MUNGULA_______
                            Notary Public
My Commission expires:
[NOTARIAL SEAL]

COMMONWEALTH OF PENNSYLVANIA :
                         : SS.
COUNTY OF PHILADELPHIA         :

    On this, the 4th day of September, 2018, before me, a Notary Public in and for the Commonwealth of Pennsylvania, the undersigned officer, personally appeared George J. Rayzis who acknowledged himself to be the Vice President of U.S. Bank National Association, a national banking association, as Trustee, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the national banking association, as Trustee, by himself as such officer.
In witness whereof, I hereunto set my hand and official seal.

__/s/ MICHAEL JUDGE__________
                                    Notary Public
My Commission expires:
[NOTARIAL SEAL]

CERTIFICATE OF RESIDENCE
U.S. Bank National Association, Mortgagee and Trustee within named, hereby certifies that its precise address in the City of Philadelphia is 50 South 16th Street, Philadelphia, Pennsylvania 19102.

U.S. BANK NATIONAL ASSOCIATION,
Trustee

By_/s/ GEORGE J. RAYZIS_________
George J. Rayzis
Vice President

PECO ENERGY COMPANY
TO
U.S. BANK NATIONAL ASSOCIATION, TRUSTEE
______________________

ONE HUNDRED AND SIXTEENTH SUPPLEMENTAL
INDENTURE DATED AS OF
SEPTEMBER 1, 2018

TO
FIRST AND REFUNDING MORTGAGE
OF
THE COUNTIES GAS AND ELECTRIC
COMPANY
TO
FIDELITY TRUST COMPANY, TRUSTEE
DATED MAY 1, 1923
__________________

3.900% SERIES DUE 2048